Exhibit 99.1

   Solid Operational Performance and Optimization of Assets Drives
                 Tesoro Corporation's Record Earnings

    SAN ANTONIO--(BUSINESS WIRE)--Aug. 3, 2006--Tesoro Corporation (NYSE:TSO) today reported net earnings of $326 million, or $4.66 per share, for the second quarter of 2006 compared to net earnings of $184 million, or $2.62 per share, for the second quarter of 2005.
    "The second quarter demonstrates the tangible contributions driven by an effective organizational structure and talented people. Our operations are managed by employees who are focused on safety, crude flexibility, reliability and cost control and delivering positive results to our shareholders," said Bruce A. Smith, Chairman, President and CEO of Tesoro. "The optimal mix of crude sources, product markets, production and logistics management led to our record results. Refining margins in the western United States were robust this quarter, highlighting the market fundamentals of tight gasoline supplies and greater national demand for high octane gasoline blending components. We expect these fundamentals to continue to drive a strong margin environment, especially on the West Coast," said Smith.
    For the first half of 2006, the company reported net earnings of $369 million, or $5.25 per share, compared to $212 million, or $3.02 per share, for the first six months of 2005.
    Refining operating income for the second quarter was over 50% higher or $212 million more than 2005 with significant gains from the Northwest and California regions driven by record second quarter throughput and high clean product yields. Benchmark crack spreads in both regions were nearly $10 per barrel ahead of the same period last year.
    Capital spending for the quarter was $114 million including $20 million for turnarounds. For the year, the Company expects capital spending of approximately $630 million, including turnarounds. In accordance with our third quarter announcement of the cancellation of the Anacortes refinery coker project, the company expects to record in the third quarter a pre-tax charge between $15 and $25 million for the termination of that project.
    "The margin environment in the second quarter was very, very strong and we expect the fundamentals to continue to be good for the remainder of the year. The key to our performance will be to continue to have each and every employee focus on safety and operational excellence. That will enable us to run our refineries at the optimal level and capture these strong margins," said Smith.

    Board Declares Quarterly Dividend

    Tesoro announced today that its Board of Directors has approved the regular quarterly cash dividend of $0.10 per share. The dividend is payable September 15, 2006 to shareholders of record as of September 1, 2006.

    Public Invited to Listen to Analyst Conference Call via Internet

    At 3:00 p.m., CDT, Thursday, August 3, 2006, Tesoro will broadcast, live, its conference call with analysts regarding second quarter 2006 results. Interested parties may listen to the live conference call over the Internet by logging on to Tesoro's Internet site at http://www.tsocorp.com.

    Tesoro Corporation, a Fortune 200 Company, is an independent refiner and marketer of petroleum products. Tesoro operates six refineries in the western United States with a combined capacity of approximately 560,000 barrels per day. Tesoro's retail-marketing system includes approximately 465 branded retail stations, of which over 200 are company owned and operated under the Tesoro(R) and Mirastar(R) brands.

    This earnings release contains certain statements that are "forward-looking" statements concerning the market environment, capital expenditures and accounting adjustments within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. For more information concerning factors that could affect these statements see our annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof."


                          TESORO CORPORATION
                STATEMENTS OF CONSOLIDATED OPERATIONS
                             (Unaudited)
                (In millions except per share amounts)

                                  Three Months Ended  Six Months Ended
                                       June 30,           June 30,
                                  ------------------  ----------------
                                    2006      2005     2006     2005
                                  ---------  -------  -------  -------
Revenues                         $   4,929  $ 4,033  $ 8,806  $ 7,204
Costs and Expenses:
  Costs of sales and operating
   expenses                          4,276    3,601    7,965    6,598
  Selling, general and
   administrative expenses (a)          45       48       85      102
  Depreciation and amortization         60       43      120       84
  Loss on asset disposals and
   impairments                           5        4       12        5
                                  ---------  -------  -------  -------
Operating Income                       543      337      624      415
Interest and Financing Costs (b)       (21)     (32)     (41)     (64)
Interest Income and Other                7        -       17        1
                                  ---------  -------  -------  -------
    Earnings Before Income Taxes       529      305      600      352
Income Tax Provision                   203      121      231      140
                                  ---------  -------  -------  -------
Net Earnings                     $     326  $   184  $   369  $   212
                                  =========  =======  =======  =======
Net Earnings Per Share:
  Basic                          $    4.79  $  2.69  $  5.40  $  3.13
  Diluted                        $    4.66  $  2.62  $  5.25  $  3.02
Weighted Average Common Shares:
  Basic                               68.0     68.3     68.3     67.5
  Diluted                             69.9     70.1     70.3     70.1


(a) During the six months ended June 30, 2005, the Company recorded stock-based and other compensation charges totaling $11 million related to the termination and retirement of certain executive officers.

(b) In April 2005, the Company voluntarily prepaid the remaining $96 million outstanding principal balance of the senior secured term loans at a prepayment premium of 1%, which resulted in a pretax charge of $3 million consisting of the write-off of unamortized debt issuance costs and the 1% prepayment premium.


               NET EARNINGS ADJUSTED FOR SPECIAL ITEMS
                             (Unaudited)
                (In millions except per share amounts)

                                  Three Months Ended  Six Months Ended
                                       June 30,           June 30,
                                  ------------------  ----------------
                                    2006      2005     2006     2005
                                  ---------  -------  -------  -------
Net Earnings - U.S. GAAP         $     326  $   184  $   369  $   212
Special Items, After-tax:
 Termination and retirement
  costs (a)                              -        -        -        6
 Debt prepayment and financing
  costs (b)                              -        2        -        2
                                  ---------  -------  -------  -------
Net Earnings Adjusted for
 Special Items                   $     326  $   186  $   369  $   220
                                  =========  =======  =======  =======

Net Earnings Per Share - U.S.
 GAAP                            $    4.66  $  2.62  $  5.25  $  3.02
Special Items Per Share, After-
 tax:
 Termination and retirement
  costs (a)                              -        -        -     0.09
 Debt prepayment and financing
  costs (b)                              -     0.03        -     0.03
                                  ---------  -------  -------  -------
Net Earnings Per Share Adjusted
 for Special Items               $    4.66  $  2.65  $  5.25  $  3.14
                                  =========  =======  =======  =======

Note: The special items present information that the Company believes is useful to investors. The Company believes that the special items described above are not indicative of its core operations.


                          TESORO CORPORATION
                   SELECTED OPERATING SEGMENT DATA
                             (Unaudited)
                            (In millions)

                                  Three Months Ended  Six Months Ended
                                       June 30,           June 30,
                                  ------------------  ----------------
                                    2006      2005     2006     2005
                                  ---------  -------  -------  -------
Operating Income (Loss)
  Refining                       $     593  $   381  $   718  $   513
  Retail                               (12)      (9)     (24)     (20)
                                  ---------  -------  -------  -------
     Total Segment Operating
      Income                           581      372      694      493
  Corporate and Unallocated Costs      (38)     (35)     (70)     (78)
                                  ---------  -------  -------  -------
     Operating Income                  543      337      624      415
  Interest and Financing Costs
   (b)                                 (21)     (32)     (41)     (64)
  Interest Income and Other              7        -       17        1
                                  ---------  -------  -------  -------
     Earnings Before Income Taxes$     529  $   305  $   600  $   352
                                  =========  =======  =======  =======

Depreciation and Amortization
  Refining                       $      54  $    37  $   108  $    72
  Retail                                 4        4        8        8
  Corporate                              2        2        4        4
                                  ---------  -------  -------  -------
     Depreciation and
      Amortization               $      60  $    43  $   120  $    84
                                  =========  =======  =======  =======
                                         -
Capital Expenditures
  Refining                       $      88  $    48  $   143  $    85
  Retail                                 -        1        1        1
  Corporate                              6        3        8       30
                                  ---------  -------  -------  -------
     Capital Expenditures        $      94  $    52  $   152  $   116
                                  =========  =======  =======  =======


                          BALANCE SHEET DATA
                             (Unaudited)
                        (Dollars in millions)

                                                June 30,  December 31,
                                                   2006          2005
                                             -----------  ------------
Cash and Cash Equivalents                   $       620  $        440
Total Assets                                $     5,600  $      5,097
Total Debt                                  $     1,042  $      1,047
Total Stockholders' Equity                  $     2,197  $      1,887
Total Debt to Capitalization Ratio                   32%           36%


                          TESORO CORPORATION
                            OPERATING DATA
                             (Unaudited)

                                 Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------  -----------------
                                  2006      2005      2006      2005
                                 --------  --------  --------  -------
REFINING SEGMENT
 Total Refining Segment
  Throughput (thousand barrels
   per day)
   Heavy crude                       288       271       266      267
   Light crude                       236       251       236      220
   Other feedstocks                   20        19        18       22
                                 --------  --------  --------  -------
          Total Throughput           544       541       520      509
                                 ========  ========  ========  =======

  Yield (thousand barrels per
   day)
   Gasoline and gasoline
    blendstocks                      257       258       246      241
   Jet fuel                           66        66        67       66
   Diesel fuel                       129       126       114      108
   Heavy oils, residual
    products, internally
    produced fuel
      and other                      113       111       114      113
                                 --------  --------  --------  -------
          Total Yield                565       561       541      528
                                 ========  ========  ========  =======

  Refining Margin ($/throughput
   bbl) (c)
   Gross                        $  17.88  $  13.28  $  13.44  $ 11.00
   Manufacturing cost before
    depreciation and
    amortization (c)            $   3.36  $   3.36  $   3.55  $  3.45

  Segment Operating Income
  ($ millions)
   Gross refining margin (after
    inventory changes) (d)      $    858  $    640  $  1,253  $ 1,007
   Expenses
    Manufacturing costs              166       165       335      318
    Other operating expenses          38        48        77       87
    Selling, general and
     administrative                    5         7        10       14
    Depreciation and
     amortization (e)                 54        37       108       72
    Loss on asset disposals and
     impairments                       2         2         5        3
                                 --------  --------  --------  -------
         Segment Operating
          Income                $    593  $    381  $    718  $   513
                                 ========  ========  ========  =======

  Product Sales (thousand
   barrels per day) (f)
   Gasoline and gasoline
    blendstocks                      279       307       275      287
   Jet fuel                           90       102        90       99
   Diesel fuel                       133       142       129      133
   Heavy oils, residual products
    and other                         82        76        82       72
                                 --------  --------  --------  -------
          Total Product Sales        584       627       576      591
                                 ========  ========  ========  =======

  Product Sales Margin
   ($/barrel) (f)
   Average sales price          $  90.45  $  67.06  $  82.06  $ 63.34
   Average costs of sales          74.24     56.14     70.09    53.91
                                 --------  --------  --------  -------
     Product Sales Margin       $  16.21  $  10.92  $  11.97  $  9.43
                                 ========  ========  ========  =======

(c) Management uses gross refining margin per barrel to evaluate performance, allocate resources and compare profitability to other companies in the industry. Gross refining margin per barrel is calculated by dividing gross refining margin before inventory changes by total refining throughput and may not be calculated similarly by other companies. Management uses manufacturing costs per barrel to evaluate the efficiency of refinery operations and allocate resources. Manufacturing costs per barrel may not be comparable to similarly titled measures used by other companies. Investors and analysts use these financial measures to help analyze and compare companies in the industry on the basis of operating performance. These financial measures should not be considered as alternatives to segment operating income, revenues, costs of sales and operating expenses or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America.

(d) Gross refining margin is revenues less costs of refining feedstocks, purchased products, transportation and distribution. Gross refining margin approximates total refining segment throughput times gross refining margin per barrel, adjusted for changes in refined product inventory due to selling a volume and mix of product that is different than actual volumes manufactured. Also includes the effect of intersegment sales to the retail segment at prices which approximate market.

(e) Includes manufacturing depreciation and amortization per throughput barrel of approximately $1.01 and $0.66 for the three months ended June 30, 2006 and 2005, respectively, and $1.06 and $0.70 for the six months ended June 30, 2006 and 2005, respectively.

(f) Sources of total product sales include products manufactured at the refineries, products drawn from inventory balances and products purchased from third parties. Total product sales margin includes margins on sales of manufactured and purchased products and the effects of inventory changes. Total product sales were reduced by approximately 23 Mbpd and 21 Mbpd in the three months and six months ended June 30, 2006, respectively, as a result of recording certain purchases and sales transactions with the same counterparty on a net basis beginning in the 2006 first quarter upon adoption of EITF Issue No. 04-13, "Accounting for Purchases and Sales of Inventory with the Same Counterparty."

                          TESORO CORPORATION
                            OPERATING DATA
                             (Unaudited)

                                  Three Months Ended  Six Months Ended
                                       June 30,           June 30,
                                  ------------------- ----------------
                                    2006       2005    2006     2005
                                  ----------  ------- -------  -------
Refining By Region
 California (g)
  Throughput (thousand barrels
   per day)
   Heavy crude                          161      156     150      150
   Light crude                            -        7       2        3
   Other feedstocks                       8        8       8        7
                                  ----------  ------- -------  -------
          Total Throughput              169      171     160      160
                                  ==========  ======= =======  =======

  Yield (thousand barrels per
   day)
   Gasoline and gasoline
    blendstocks                         100      100      95       91
   Diesel fuel                           50       51      43       46
   Heavy oils, residual
    products, internally
    produced fuel and other              29       29      32       31
                                  ----------  ------- -------  -------
          Total Yield                   179      180     170      168
                                  ==========  ======= =======  =======

  Refining Margin ($/throughput
   bbl)
   Gross                         $    26.28  $ 19.23 $ 20.16  $ 18.00
   Manufacturing cost before
    depreciation and
    amortization                 $     5.56  $  5.31 $  5.80  $  5.42

 Pacific Northwest (Alaska &
  Washington) (g)
  Throughput (thousand barrels
   per day)
   Heavy crude                           97       96      91       89
   Light crude                           73       80      69       61
   Other feedstocks                       7        6       6       11
                                  ----------  ------- -------  -------
          Total Throughput              177      182     166      161
                                  ==========  ======= =======  =======

  Yield (thousand barrels per
   day)
   Gasoline and gasoline
    blendstocks                          75       78      70       71
   Jet fuel                              29       34      29       31
   Diesel fuel                           32       30      26       20
   Heavy oils, residual
    products, internally
    produced fuel and other              47       46      46       45
                                  ----------  ------- -------  -------
          Total Yield                   183      188     171      167
                                  ==========  ======= =======  =======

  Refining Margin ($/throughput
   bbl)
   Gross                         $    15.80  $ 12.08 $ 11.82  $  8.83
   Manufacturing cost before
    depreciation and
    amortization                 $     2.41  $  2.42 $  2.76  $  2.76

 Mid-Pacific (Hawaii) (g)
  Throughput (thousand barrels
   per day)
   Heavy crude                           30       19      25       28
   Light crude                           56       51      61       49
                                  ----------  ------- -------  -------
          Total Throughput               86       70      86       77
                                  ==========  ======= =======  =======

  Yield (thousand barrels per
   day)
   Gasoline and gasoline
    blendstocks                          21       16      22       18
   Jet fuel                              27       21      28       24
   Diesel fuel                           13       11      13       11
   Heavy oils, residual
    products, internally
    produced fuel and other              26       23      25       25
                                  ----------  ------- -------  -------
          Total Yield                    87       71      88       78
                                  ==========  ======= =======  =======

  Refining Margin ($/throughput
   bbl)
   Gross                         $     7.32  $  6.71 $  5.28  $  5.26
   Manufacturing cost before
    depreciation and
    amortization                 $     1.77  $  2.52 $  1.66  $  2.06


(g) The Company experienced reduced throughput due to scheduled maintenance turnarounds at the Alaska refinery during the 2006 second quarter and the California refinery during the 2006 first quarter and unscheduled downtime at the North Dakota refinery during the 2006 second quarter. During the 2005 second quarter, the Company experienced reduced throughput at the Hawaii refinery due to a scheduled maintenance turnaround. In the 2005 first quarter the Company experienced reduced throughput at the California and Washington refineries, primarily as a result of scheduled major maintenance turnarounds and unscheduled downtime.


                          TESORO CORPORATION
                            OPERATING DATA
                             (Unaudited)

                                   Three Months Ended Six Months Ended
                                        June 30,          June 30,
                                   ------------------ ----------------
                                     2006      2005    2006     2005
                                   ---------  ------- -------  -------
 Mid-Continent (North Dakota &
  Utah) (g)
  Throughput (thousand barrels
   per day)
   Light crude                          107      113     104      107
   Other feedstocks                       5        5       4        4
                                   ---------  ------- -------  -------
          Total Throughput              112      118     108      111
                                   =========  ======= =======  =======

  Yield (thousand barrels per
   day)
   Gasoline and gasoline
    blendstocks                          61       64      59       61
   Jet fuel                              10       11      10       11
   Diesel fuel                           34       34      32       31
   Heavy oils, residual products,
    internally produced fuel
      and other                          11       13      11       12
                                   ---------  ------- -------  -------
          Total Yield                   116      122     112      115
                                   =========  ======= =======  =======

  Refining Margin ($/throughput
   bbl)
   Gross                          $   17.32  $ 10.19 $ 12.93  $  7.82
   Manufacturing cost before
    depreciation and amortization $    2.75  $  2.48 $  2.95  $  2.58


                          TESORO CORPORATION
                            OPERATING DATA
                             (Unaudited)

                                 Three Months Ended   Six Months Ended
                                      June 30,            June 30,
                                 -------------------  ----------------
                                   2006      2005      2006     2005
                                 ---------- --------  -------- -------
RETAIL SEGMENT
 Number of Stations (end of
  period)
  Company-operated                     210      213       210     213
  Branded jobber/dealer                257      283       257     283
                                 ---------- --------  -------- -------
   Total Stations                      467      496       467     496
                                 ========== ========  ======== =======

 Average Stations
 (during period)
  Company-operated                     210      214       210     214
  Branded jobber/dealer                256      286       259     289
                                 ---------- --------  -------- -------
   Total Average Retail
    Stations                           466      500       469     503
                                 ========== ========  ======== =======

 Fuel Sales (millions of
  gallons)
  Company-operated                      64       67       123     132
  Branded jobber/dealer                 47       50        87      96
                                 ---------- --------  -------- -------
        Total Fuel Sales               111      117       210     228
                                 ========== ========  ======== =======
                                                                    -
 Fuel Margin ($/gallon) (h)     $     0.10 $   0.15  $   0.12 $  0.13
 Merchandise Sales ($ millions) $       38 $     35  $     70 $    65
 Merchandise Margin
 ($ millions)                   $       10 $      9  $     18 $    17
 Merchandise Margin %                   26%      26%       26%     26%

 Segment Operating Income
  (Loss)($ millions)
  Gross Margins
   Fuel (i)                     $       11 $     17  $     26 $    30
   Merchandise and other non-
    fuel margin                         11       10        20      18
                                 ---------- --------  -------- -------
    Total Gross Margins                 22       27        46      48
  Expenses
   Operating expenses                   23       22        45      44
   Selling, general and
    administrative                       6        8        12      14
   Depreciation and
    amortization                         4        4         8       8
   Loss on asset disposals and
    impairments                          1        2         5       2
                                 ---------- --------  -------- -------
    Segment Operating Income
     (Loss)                     $      (12)$     (9) $    (24)$   (20)
                                 ========== ========  ======== =======

(h) Management uses fuel margin per gallon to compare profitability to other companies in the industry. Investors and analysts use fuel margin per gallon to help analyze and compare companies in the industry on the basis of operating performance. Fuel margin per gallon is calculated by dividing fuel gross margin by fuel sales volumes. Fuel margin per gallon may not be calculated similarly by other companies.

(i) Includes the effect of intersegment purchases from the refining segment at prices which approximate market.

    CONTACT: Tesoro Corporation, San Antonio
             Investor Relations:
             Scott Phipps, 210-283-2882
             or
             Public Relations:
             Natalie Silva, 210-283-2729